SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A
                                 Amendment No. 2

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act


          Date of Report (Date of Earliest Reported) January 17, 2001


                        Advanced Technologies Group, LTD
             (Exact name of registrant as specified in its charter)


        Nevada                         0-30987                   86-0987213
------------------------      ------------------------   -----------------------
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)


                  40 Exchange Place 15th Floor New York, NY 10005 (Address of Principal Executive Offices Including Zip Code)


                                 (212) 624 1940
                         -------------------------------
                         (Registrant's Telephone Number)



                                SeventhCai, Inc.
              10245 East Via Linda, Suite 220, Scottsdale, AZ 85285
          (Former Name or Formaer Address If Changed From Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     1. Pro Forma financial Statement of the merged Companies.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 2, 2001                          Advanced Technologies Group, LTD


                                                By: /s/Alexander Stelmak
                                                   -----------------------------
                                                   Alexander Stelmak
                                                   Its: President and CEO

                        ADVANCED TECHNOLOGIES GROUP, LTD,
                                    FORMALLY
                           OXFORD GLOBAL NETWORK LTD.
                          (A DEVELOPMENT STAGE COMPANY)

                             PRO-FORMA BALANCE SHEET
                AS OF THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                        2000            1999
                                                    -----------     -----------
ASSETS

CURRENT ASSETS:
 Cash on deposit                                    $    17,125     $   753,355
 Prepaid expense                                         13,440               0
 Loan receivable                                         61,225               0
                                                    -----------     -----------

        Total current assets                             91,790         753,355

OTHER ASSETS:
 Property, plant, and equipment (net of
  accumulated depreciation of $3,524,655
  at 9/30/00 and $2,373,609 at 12/31/99)                 99,792          99,792
 Software development costs                             999,270         858,892
 Note receivable                                         75,000
 Security deposit                                        19,576           9,436
 Patent                                                  10,615           9,590
                                                    -----------     -----------

        Total assets                                $ 1,296,043     $ 1,731,065
                                                    ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
 Accounts payable & accrued expenses                    174,175         199,115
 Income taxes payable                                     7,655           7,655
 Notes payable                                           75,000               0
                                                    -----------     -----------

        Total current liabilities                       256,830         206,770

LONG TERM LIABILITIES:
 Debentures payable                                     175,000               0

Common stock                                              5,641           5,641
Additional paid in capital                            3,670,641       3,400,141
Accumulated deficit during the development stage     (2,812,069)     (1,881,487)
                                                    -----------     -----------
        Total shareholders' equity                      864,213       1,524,295
                                                    -----------     -----------

        Total Liabilities & Shareholders' Equity    $ 1,296,043     $ 1,731,065
                                                    ===========     ===========

                        ADVANCED TECHNOLOGIES GROUP, LTD,
                                    FORMALLY
                           OXFORD GLOBAL NETWORK LTD.
                          (A DEVELOPMENT STAGE COMPANY)

                        PRO-FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


REVENUES:
  Gross Sales                                                         $       0
  Less cost of sales                                                          0
                                                                      ---------

        Gross profit on sales                                                 0

GENERAL AND ADMINISTRATIVE EXPENSES:
  Salaries and benefits                                                 188,313
  Rent & utilities                                                       50,369
  Consulting & professional fees                                        556,193
  Office administration                                                  27,411
  Licenses & placement fees                                              52,540
  Communication costs                                                    39,888
  Travel & promotion                                                     34,499
  Depreciation                                                                0
                                                                      ---------

        Total costs and operating expenses                              949,213

Net loss from operations                                               (949,213)

OTHER REVENUES AND EXPENSES:
  Miscellaneous consulting fee                                            8,494
  Interest income                                                        10,137
                                                                      ---------

Net income before provision for income taxes                           (930,582)

Provision for income taxes                                                    0
                                                                      ---------

Net loss                                                              ($930,582)
                                                                      =========

                        ADVANCED TECHNOLOGIES GROUP, LTD,
                                    FORMALLY
                           OXFORD GLOBAL NETWORK LTD.
                          (A DEVELOPMENT STAGE COMPANY)

                        PRO-FORMA STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


OPERATING ACTIVITIES:
  Net loss                                                          $  (930,582)
  Adjustments to reconcile net income items
   not requiring the use of cash:
   Depreciation and amortization                                              0

CHANGES IN OTHER OPERATING ASSETS AND LIABILITIES:
  Prepaid expense                                                       (13,440)
  Loan receivable                                                       (61,225)
  Note receivable                                                       (75,000)
  Security deposit                                                      (10,140)
  Patent                                                                 (1,025)
  Accounts payable & accrued expenses                                   (24,940)
  Income taxes payable                                                        0
  Notes payable                                                          75,000
                                                                    -----------

        Net cash provided by operations                              (1,041,353)

INVESTING ACTIVITIES:
  Investment in software development                                   (140,378)
                                                                    -----------

        Net cash used by investing activities                          (140,378)

FINANCING ACTIVITIES:
  Funds received from debenture offering                                175,000
  Funds received from subscriptions to stock                            270,500
                                                                    -----------

        Net cash used by financing activities                           445,500
                                                                    -----------

Net increase (decrease) in cash during the period                      (736,230)

Cash balance at beginning of fiscal year                                753,355
                                                                    -----------
Cash balance at end of the period                                   $    17,125
                                                                    ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Interest paid during the fiscal year                              $         0
  Income taxes paid during the fiscal year                          $    13,440

                        ADVANCED TECHNOLOGIES GROUP, LTD,
                                    FORMALLY
                           OXFORD GLOBAL NETWORK LTD.
                          (A DEVELOPMENT STAGE COMPANY)

            PRO-FORMA STATEMENT OF CHANGES IN SHAREHOLDER EQUITY FOR
                        THE YEAR ENDED DECEMBER 31, 2000


                                        Common Stock        Additional     Accumulated
                                     Shares      Amount   Paid in Capital    Earnings          Total
                                     ------      ------   ---------------    --------          -----
Balance at January 1, 2000         5,641,000     $5,641     $3,400,141     ($1,881,487)     $ 1,524,295

Subscriptions for common stock                                 270,500                          270,500

Net income for the fiscal year                                                (930,582)        (930,582)
                                   ---------     ------     ----------     -----------      -----------

Balance at December 31, 2000       5,641,000     $5,641     $3,670,641     ($2,812,069)     $   864,213
                                   =========     ======     ==========     ===========      ===========

                                       6